   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 29, 1996

                                                      REGISTRATION NO. 33-
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ----------------

                                   FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                               ----------------

                            WMX TECHNOLOGIES, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
         DELAWARE                    4953                    36-2660763
     (STATE OR OTHER          (PRIMARY STANDARD           (I.R.S. EMPLOYER
       JURISDICTION       INDUSTRIAL CLASSIFICATION     IDENTIFICATION NO.)
   OF INCORPORATION OR           CODE NUMBER)
      ORGANIZATION)

                             3003 BUTTERFIELD ROAD
                           OAK BROOK, ILLINOIS 60521
                              PHONE: 708-572-8800
              (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
       INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                               ----------------

     HERBERT A. GETZ, SENIOR VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                            WMX TECHNOLOGIES, INC.
                             3003 BUTTERFIELD ROAD
                           OAK BROOK, ILLINOIS 60521
                                 708-572-8800
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                  INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                               ----------------

  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after the effective date of the Registration Statement.
  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [X]
  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X]
  The Securities Act registration statement number of the earlier effective registration statement for the same offering is 33-44849.
  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                        CALCULATION OF REGISTRATION FEE
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
                                                           PROPOSED
                                              PROPOSED      MAXIMUM
 TITLE OF EACH CLASS OF       AMOUNT          MAXIMUM      AGGREGATE    AMOUNT OF
    SECURITIES TO BE           TO BE       OFFERING PRICE  OFFERING    REGISTRATION
       REGISTERED           REGISTERED      PER SHARE(2)   PRICE(1)(2)    FEE(2)
-----------------------------------------------------------------------------------
Common Stock, $1.00 par
 value(3)..............  2,500,000 Shares     $28.625     $71,562,500   $24,676.72

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(1) As of February 29, 1996, represents less than 20% of the remaining
    $370,625,649 of the maximum aggregate offering price for the Registrant's shares registered on Form S-1 (Registration No. 33-44849), in accordance with Rule 462(b) and footnote 24 of Release 33-7168, based on the Registrant's having originally registered shares thereunder with a maximum aggregate offering price of $529,687,500 and having previously issued shares thereunder with an aggregate offering price of $159,061,851.
(2) Calculated on the basis of the average of the high and low reported sale prices of the common stock on the New York Stock Exchange Composite Tape on February 22, 1996, as reported by The Wall Street Journal (Midwest Edition), in accordance with Rule 457(c).
(3) This Registration Statement also covers a total of 2,500,000 Series A Preferred Stock Purchase Rights, which are currently transferable with and only with the shares of Common Stock registered hereby.
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






     The contents of the Registrant's Registration Statement on Form S-1, Registration No. 33-44849, are hereby incorporated by reference in this Registration Statement.

                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS REGISTRATION STATEMENT, OR AMENDMENT THERETO, TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN OAK BROOK, ILLINOIS ON FEBRUARY 29, 1996.

                                          WMX Technologies, Inc.

                                                  /s/ Dean L. Buntrock
                                          By___________________________________
                                                     Dean L. Buntrock,
                                                 Chairman of the Board and
                                                  Chief Executive Officer

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT, OR AMENDMENT THERETO, HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE INDICATED.

             SIGNATURE                           TITLE                    DATE
             ---------                           -----                    ----

      /s/ Dean L. Buntrock
------------------------------------
          Dean L. Buntrock           Director, Chairman of the
                                      Board and Chief Executive
                                      Officer
      /s/ Jerry E. Dempsey
------------------------------------
          Jerry E. Dempsey           Director
      /s/ Phillip B. Rooney
------------------------------------
         Phillip B. Rooney           Director
       /s/ Donald F. Flynn
------------------------------------
          Donald F. Flynn            Director
      /s/ Peter H. Huizenga
------------------------------------
         Peter H. Huizenga           Director
        /s/ Peer Pedersen
------------------------------------
           Peer Pedersen             Director
      /s/ James R. Peterson
------------------------------------
         James R. Peterson           Director                       February 29, 1996
   /s/ Alexander B. Trowbridge
------------------------------------
      Alexander B. Trowbridge        Director
    /s/ Howard H. Baker, Jr.
------------------------------------
        Howard H. Baker, Jr.         Director
       /s/ H. Jesse Arnelle
------------------------------------
          H. Jesse Arnelle           Director
        /s/ Thomas C. Hau
------------------------------------
           Thomas C. Hau             Vice President, Controller and
                                      Principal Accounting Officer
       /s/ James E. Koenig
------------------------------------
          James E. Koenig            Senior Vice President,
                                      Treasurer and Principal
                                      Financial Officer
   /s/ Pastora San Juan Cafferty
------------------------------------
     Pastora San Juan Cafferty       Director

                                     II-1